Exhibit 99.2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE OF PAGES: 1 / 2
2. AMENDMENT/MODIFICATION NO.: 0042	3. EFFECTIVE DATE: See Block 16C
4. REQUISITION/PURCHASE REQ. NO.: N/A.	5. PROJECT NO. *(If applicable)*
6. ISSUED BY — CODE: ASPR-BARDA ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201	7. ADMINISTERED BY *(If other than Item 6)* — CODE: ASPR-BARDA02 ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)* CHIMERIX, INC. 1377270 CHIMERIX, INC. 2505 MERIDIAN P 2505 MERIDIAN PKWY STE 340 DURHAM NC 277135246	(x) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED *(SEE ITEM 11)* x 10A. MODIFICATION OF CONTRACT/ORDER NO.: HHSO100201100013C 10B. DATED *(SEE ITEM 13)*: 02/16/2011
CODE: 1377270	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes

12. ACCOUNTING AND APPROPRIATION DATA *(if required)*
N/A.

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (*such as changes in paying office, appropriation date, etc.*) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER *(Specify type of modification and authority)* Bilateral: Mutual Agreement of the Parties.

E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 0 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

Tax ID Number: 33-0903395
DUNS Number: 121785997

A. The purpose of this modification is to incorporate the following changes into the contract:

1. The period of performance for Option 2/CLIN 0003 of Contract Number HHSO100201100013C ONLY is hereby changed from 1 September 2014 through 8 September 2017 to 1 September 2014 Through 30 September 2017, at no additional cost to the Government. The total amount and scope Of Option 2/CLIN 0003 of Contract Number HHSO100201100013C remains unchanged.

2. The period of performance for CLIN 0004 of Contract Number HHSO100201100013C ONLY is

Continued . . .

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)* Michael Alrutz, SVP & General Counsel		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)* ETHAN J. MUELLER	
15B. CONTRACTOR/OFFEROR /s/ Michael Alrutz *(Signature of person authorized to sign)*	15C. DATE SIGNED 24 Aug 2017	16B. UNITED STATES OF AMERICA /s/ Ethan J. Mueller *(Signature of Contracting Officer)*	16C. DATE SIGNED 8/25/17

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0042 PAGE OF 2 2 NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT (D) UNIT PRICE (E) AMOUNT (F) hereby changed from 11 September 2015 through 8 September 2017 to 11 September 2015 through 30 September 2017, at no additional cost to the Government. The total amount and scope of CLIN 0004 of Contract Number HHSO100201100013C remains unchanged. 3. The total amount, scope and period of performance of all other CLINs that are currently being performed under the contract remain unchanged. This modification does not exercise any unexercised Option CLINs under the contract and does not authorize any performance of efforts under any unexercised Option CLINs under the contract. In addition, the total amount, scope and period of performance of all unexercised Option CLINs under the contract remain unchanged. This modification also confirms that all activities under the base period of performance CLIN 0001 were completed as of 31 May 2013 and confirms that all activities under the Option l/CLIN 0002 period of performance were completed as of 30 April 2015. B. This is a no cost bilateral modification. All other terms and conditions of Contract Number HHSO100201100013C remain unchanged. Period of Performance: 02/16/2011 to 09/30/2017 NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110